DocuSign Envelope ID: C81167E2-989F-41AA-A360-B297F662E122

AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON JULY 22, 2019

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON JULY 22, 2019 (the "Amendment") is made effective as of January 1, 2020, by and between IQSTEL INC., a Nevada corporation (the "Company"), and Auctus Fund, LLC, a Delaware limited liability company (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on July 22, 2019, in the original principal amount of $112,750.00 (as amended from time to time, the "Note"); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Company shall wire $20,000.00 to the Holder on or before January 20, 2020 (the "Cash Payment"), pursuant to the wiring instructions on Exhibit A hereto, which shall not reduce any of the amounts owed under the Note.

2. Unless an Event of Default (as defined in the Note) under the Note occurs, the Holder shall be prohibited from effectuating a conversion under the Note prior to March 5, 2019.

3. If the Holder does not receive the Cash Payment on or before January 20, 2020, then this Amendment shall automatically be null and void and of no further force or effect.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

DocuSign Envelope ID: C81167E2-989F-41AA-A360-B297F662E122

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

IQSTEL INC.	**Auctus Fund, LLC**
	DocuSigned by:
By: ______________________	By: ______________________
	1AB3B96EC18C415...
Name: Leandro Iglesias	Name: Lou Posner
Title: Chief Executive Officer	Title: Managing Director

DocuSign Envelope ID: C81167E2-989F-41AA-A360-B297F662E122

Exhibit A

Account Name:	Auctus Fund, LLC
Account Address:	545 Boylston Street, 2nd Floor, Boston, MA 02116
ABA Routing Number:	221172186
Account Number:	6500275802
Bank Name:	People's United Bank
Bank Address:	850 Main Street, Bridgeport, CT 06604